SSGA ACTIVE TRUST

SPDR® SSGA Multi-Asset Real Return ETF

(the “Fund”)

Supplement dated July 29, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2023, as may be supplemented from time to time.

Effective immediately, Robert Guiliano is replaced as a portfolio manager of the Fund by Tyhesha Harrington. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Robert Guiliano as a portfolio manager of the Fund in the Prospectus, Summary Prospectus and SAI are deleted.

2)	The “PORTFOLIO MANAGERS” section for the Fund beginning on page 92 of the Prospectus and page 8 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Tyhesha Harrington and Michael Narkiewicz.

Tyhesha Harrington is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. She joined the Adviser in 2006.

Michael Narkiewicz is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2013.

3)

The “Portfolio Managers” table on page 147 of the Prospectus and beginning on page 68 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above. In addition, the following biography for Ms. Harrington is added beneath the “Portfolio Managers” table on page 147 of the Prospectus:

Tyhesha Harrington is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, she leads a team focused on delivering both strategic and tactical asset allocation solutions to a wide range of institutional and retail clients. Key strategies that her team manages include Target Date, Risk Based and Real Assets. Prior to this role, Ms. Harrington led our exposure management efforts focused on delivering equitization and rebalancing strategies employing a combination of physical securities and derivatives. Prior to joining SSGA, Ms. Harrington worked as a portfolio manager at PanAgora Asset Management where she managed global index-based equity and multi-asset strategies. She has been working in the investment management field since 1995. Ms. Harrington holds Bachelor of Arts degrees in Psychology and Urban Studies from Boston University and a Master of Business Administration degree with a concentration in Finance from the Graduate School of Management at Boston University.

4)	The following is added to the “Other Accounts Managed as of June 30, 2023” table on page 69 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Tyhesha Harrington†,† †	21	$24.35	155	$271.95	172	†††	$132.77	†††	$429.07

†	Information for Ms. Harrington is provided as of May 31, 2024.
††	As of May 31, 2024, Ms. Harrington did not beneficially own any shares of the Fund.
†††	Includes 3 accounts (totaling $255.65 million in assets under management) with performance-based fees.

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